Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Nicholas W. Baxter, President and Chief Executive Officer of Eurasia Energy Limited, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the annual report on Form 20-F of Eurasia Energy Limited for the year ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eurasia Energy Limited.

Dated: May 14, 2019                                                       /s/ Nicholas W. Baxter
Nicholas W. Baxter,
President and Chief Executive Officer